SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 5, 2000


                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)



    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)



2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)



Registrant's Telephone number,                               (702) 794-9527
    including area code




Item 5.           Other Events

                           On October 5, 2000, Riviera Holdings Corporation ("RHC") announced that Robert Vannucci, Executive Vice President of its wholly owned subsidiary, Riviera Operating Corporation ("ROC"), was named President and Chief Operating Officer of ROC. A copy of the press release making the announcement is attached hereto as Exhibit 99 and incorporated herein by reference.


                  (c)  Exhibits

                   99       Press Release, dated October 5, 2000





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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2000                            RIVIERA HOLDINGS CORPORATION


                                                   By: /s/ Duane Krohn
                                                   Duane Krohn
                                                   Treasurer and CFO
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                         EXHIBIT INDEX

         Exhibit
         Number                                        Description

         99                                Press Release, dated October 5, 2000